SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2004
                       -------------------
Commission     Registrant; State of Incorporation     I.R.S. Employer
File Number    Address and Telephone Number         Identification No.

1-5324        NORTHEAST UTILITIES                         04-2147929
              (a Massachusetts voluntary association)
              174 Brush Hill Avenue
              West Springfield, Massachusetts 01090-0010
              Telephone (413) 785-5871

0-11419       THE CONNECTICUT LIGHT AND POWER COMPANY     06-0303850
              (a Connecticut corporation)
              107 Selden Street
              Berlin, Connecticut 06037-1616
              Telephone (860) 665-5000

1-6392       PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE      02-0181050
             (a New Hampshire corporation)
             780 North Commercial Street
             Manchester, New Hampshire 03101-1134
             Telephone (603) 669-4000

0-7624       WESTERN MASSACHUSETTS ELECTRIC COMPANY       04-1961130
             (a Massachusetts corporation)
             174 Brush Hill Avenue
             West Springfield, Massachusetts 01090-0010
             Telephone (413) 785-5871


                         Not Applicable
                      ---------------------
    (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

     On June 14, 2004, Northeast Utilities Service Company, on behalf of The Connecticut Light and Power Company (CL&P), Public Service Company of New Hampshire (PSNH), Western Massachusetts Electric Company (WMECO) and two other Northeast Utilities (NU) subsidiaries (NU Companies), filed with the Federal Energy Regulatory Commission (FERC) a settlement agreement that will resolve all material issues in the NU Companies' transmission rate case that was initiated in August 2003. Other parties to the settlement include the Connecticut Department of Public Utility Control, the New Hampshire Public Utilities Commission, and the New Hampshire Office of Consumer Advocate. The settlement is subject to FERC approval.

     In October 2003, the FERC permitted the NU Companies to put revised transmission rates into effect, subject to refund, beginning on October 28, 2003, and set the rates for hearing before an Administrative Law Judge. Under the settlement, NU will be permitted to implement a formula rate for transmission service that will track NU's transmission costs as they change over time. Rates will be established initially based on the projected costs of transmission for the following year, with true-ups to actual costs when they are known. The costs of transmission upgrades, such as CL&P's proposed 345kV transmission reinforcement projects for southwest Connecticut, will be included in FERC-regulated transmission rates in the year in which the upgrades are placed into service.

     CL&P, PSNH and WMECO will seek rate recovery from retail ratepayers through various recovery mechanisms approved by their respective state regulatory bodies.

     The settlement agreement authorizes the NU Companies to earn a return on equity of 11.0 percent from October 28, 2003, until a FERC-approved New England Regional Transmission Organization (RTO) becomes operational. At that time, the NU Companies will earn whatever return on equity is established in hearings on the New England RTO proposal, which are scheduled to commence in December 2004. In its original rate filing, the NU Companies had requested an authorized return on equity of 11.75 percent. Management does not believe that the lower ROE, if approved by the FERC, will result in NU changing its current 2004 earnings projections of between $1.20 per share and $1.40 per share.

     For further information, reference is made to NU's
Annual Report on Form 10-K for 2003, Item 1. "Business-
Regulated Electric Operations-Regional and System
Coordination."

This Current Report on form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments, volatility in electric and natural gas commodity markets, and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in NU's reports to the Securities and Exchange Commission.



                 SIGNATURE PAGE TO FOLLOW



                       SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          NORTHEAST UTILITIES
                          PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                          WESTERN MASSACHUSETTS ELECTRIC COMPANY
                          (Registrants)


                          By: /s/ Randy A. Shoop
                               Name:  Randy A. Shoop
                               Title: Assistant Treasurer - Finance


                          THE CONNECTICUT LIGHT AND POWER COMPANY
                          (Registrant)

                          By: /s/ Randy A. Shoop
                              Name:  Randy A. Shoop
                              Title:  Treasurer

Date:  June 15, 2004